UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22982

Eaton Vance NextShares Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2021

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Global Income Builder NextShares (EVGBC)

Listing Exchange:  The NASDAQ Stock Market LLC

Annual Report

October 31, 2021

NextShares® is a registered trademark of NextShares Solutions LLC. All rights reserved.

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing in NextShares, investors should consider carefully the investment objective, risks, and charges and expenses. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2021

Eaton Vance

Global Income Builder NextShares

Eaton Vance

Global Income Builder NextShares

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period starting November 1, 2020 was notable for a global equity rally that began in the opening month of the period and continued through period-end — except for a pause in January 2021 and a temporary retreat the following September. For the period as a whole, broad-market stock indexes generally posted strong double-digit returns as investors cheered the reopening of businesses that had been affected by the COVID-19 pandemic and the rollout of several highly effective vaccines.

The COVID-19 virus, however, continued to have a firm grip on the global economy. Disease rates advanced and declined with second and third waves of COVID-19 infections. Worker shortages led to global supply chain disruptions. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns and empty store shelves. In the U.S., those shortages — combined with high demand from consumers eager to spend money they had saved earlier in the pandemic — led to higher year-over-year inflation than the economy had seen in years.

Still, investor optimism about a recovering economy drove stock prices up during most of the period. The only significant pullback occurred in September 2021, when stock indexes around the world reported negative returns. In the U.S., unexpectedly weak job creation in August and the U.S. Federal Reserve’s announcement that it might soon begin reducing its monthly bond purchases — which had stimulated the economy earlier — combined to drive U.S. stocks into negative territory. Across the globe, rising COVID-19 infections weighed on equity performance.

In the final month of the period, however, stock prices came roaring back. In the U.S., earnings season brought news that a large majority of companies had beaten analysts’ expectations. For October 2021, both the broad-market S&P 500® Index and the technology-laden Nasdaq Composite Index reported their best monthly performances since November 2020.

In China, the world’s second-largest economy, the Communist Party’s efforts to dial back capitalism and take more control of China’s surging technology sector were not applauded by global investors. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, was one of the worst-performing major stock indexes for the one-year period, returning 3.84%.

Most other indexes fared significantly better. The MSCI World Index, a broad measure of global equities, returned 40.42% for the 12 months ended October 31, 2021; while the S&P 500® Index returned 42.91%; and the Nasdaq Composite Index rose 42.99%. The MSCI EAFE Index of developed-market international equities returned 34.18%, while the MSCI Emerging Markets Index returned 16.96% during the period.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Global Income Builder NextShares (the Fund) returned 30.18% at net asset value (NAV), underperforming its primary benchmark, the MSCI World Index (the Index), which returned 40.42%; and outperforming its blended benchmark consisting of 65% MSCI World Index and 35% ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index (the ICE BofA Index), which returned 29.16%.

The Fund’s out-of-Index allocations to high yield bonds, preferred securities, and bank loans detracted from performance versus the Index during the period.

The Fund’s high yield securities allocation underperformed the Index, but outperformed the broad high yield market, as measured by the ICE BofA Index. Within its high yield allocation, the Fund had an overweight exposure, relative to the ICE BofA Index, to sectors that were negatively affected by the COVID-19 downturn early in the pandemic — notably energy and travel & leisure. Fund performance benefited when the rollout of vaccines and the reopening of the global economy led those sectors to rally back during the period as demand and prices in both sectors increased significantly.

The Fund’s preferred securities allocation — preferred stocks, exchange-traded funds investing primarily in preferred stocks, and corporate bonds and other debt securities with preferred characteristics — also underperformed the Index, but outperformed the overall preferred market, as measured by the ICE BofA Fixed Rate Preferred Securities Index (the Preferred Index). An overweight exposure to energy company securities, relative to the Preferred Index, contributed to Fund performance versus the Index as those securities benefited from a rise in oil and gas prices. Some of the Fund’s preferred holdings in other industries that had been heavily impacted by COVID-19 — including real estate, agriculture, and aircraft leasing — experienced strong recoveries in price during the period and contributed to performance versus the Index as well.

The Fund’s small allocation to bank loans delivered positive performance, but underperformed the Index. During a period of strong equity market performance, the Fund’s small cash allocation also dragged on Fund performance versus the Index.

Within the Fund’s common stock allocation, selections in the consumer discretionary sector detracted from Fund performance versus the Index during the period.

In contrast, the Fund’s common stock allocation as a whole outperformed the Index and, thus, contributed to Fund performance versus the Index during the period. Within the common stock allocation, contributors to performance relative to the Index included stock selections in the information technology and health care sectors, as well as stock selections and an overweight position relative to the Index in the financials sector.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, Fund performance may be lower or higher than the quoted return. The Fund’s performance at market price will differ from its results at net asset value (NAV). The market price used to calculate the Market Price return is the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. If you trade your shares at another time during the day, your return may differ. Returns are historical and are calculated by determining the percentage change in NAV or market price (as applicable) with all distributions reinvested at NAV or closing market price (as applicable) on the payment date of the distribution, and are net of management fees and other expenses. Performance for periods less than or equal to one year is cumulative. For performance as of the most recent month-end, including historical trading premiums/discounts relative to NAV, please refer to eatonvance.com.

2

Eaton Vance

Global Income Builder NextShares

October 31, 2021

Performance2,3,4

Portfolio Managers Christopher M. Dyer, CFA and Jeffrey D. Mueller, of Eaton Vance Advisers International Ltd.; John H. Croft, CFA and Derek J.V. DiGregorio, of Boston Management and Research

% Average Annual Total Returns	Fund Inception Date	Performance Inception Date	One Year	Five Years	Ten Years	Since Fund Inception

Fund at NAV	03/30/2016	11/30/2005	30.18%	11.26%	9.78%	10.58
Fund at Market Price	03/30/2016	03/30/2016	30.29	11.27	—	10.60

MSCI World Index	—	—	40.42%	15.44%	12.18%	14.43%
ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index	—	—	10.06	5.99	6.13	7.17
Blended Index	—	—	29.16	12.17	10.13	11.94

% Total Annual Operating Expense Ratios[5]

Gross						2.93%
Net						0.85

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Global Income Builder NextShares for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, Fund performance may be lower or higher than the quoted return. The Fund’s performance at market price will differ from its results at net asset value (NAV). The market price used to calculate the Market Price return is the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. If you trade your shares at another time during the day, your return may differ. Returns are historical and are calculated by determining the percentage change in NAV or market price (as applicable) with all distributions reinvested at NAV or closing market price (as applicable) on the payment date of the distribution, and are net of management fees and other expenses. Performance for periods less than or equal to one year is cumulative. For performance as of the most recent month-end, including historical trading premiums/discounts relative to NAV, please refer to eatonvance.com.

3

Eaton Vance

Global Income Builder NextShares

October 31, 2021

Fund Profile6

Country Allocation (% of net assets)

Asset Allocation (% of net assets)8

Top 10 Holdings (% of net assets)7

Alphabet, Inc., Class C	3.1%

Microsoft Corp.	2.8

Amazon.com, Inc.	2.0

Apple, Inc.	1.4

ASML Holding NV	1.4

Nestle S.A.	1.1

Bank of New York Mellon Corp. (The)	1.1

Meta Platforms, Inc., Class A	1.1

Walt Disney Co. (The)	1.0

Novo Nordisk A/S, Class B	1.0

Total	16.0%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Income Builder NextShares

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index is an unmanaged index of global developed market, below investment grade corporate bonds. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 65% MSCI World Index and 35% ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]

Shares of NextShares funds are normally bought and sold in the secondary market through a broker, and may not be individually purchased or redeemed from the fund. In the secondary market, buyers and sellers transact with each other, rather than with the fund. NextShares funds issue and redeem shares only in specified creation unit quantities in transactions by or through Authorized Participants. In such transactions, a fund issues and redeems shares in exchange for the basket of securities, other instruments and/or cash that the fund specifies each business day. By transacting in kind, a NextShares fund can lower its trading costs and enhance fund tax efficiency by avoiding forced sales of securities to meet redemptions. Redemptions may be effected partially or entirely in cash when in-kind delivery is not practicable or deemed not in the best interests of shareholders. A fund’s basket is not intended to be representative of the fund’s current portfolio positions and may vary significantly from current positions. As exchange-traded securities, NextShares can operate with low transfer agency expenses by utilizing the same highly efficient share processing system as used for exchange-listed stocks and exchange-traded funds. Market trading prices of NextShares are linked to the fund’s next-computed net asset value (NAV) and will vary from NAV by a market-determined premium or discount, which may be zero. Buyers and sellers of NextShares will not know the value of their purchases and sales until after the fund’s NAV is determined at the end of the trading day. Market trading prices may vary significantly from anticipated levels. NextShares do not offer investors the opportunity to buy and sell intraday based on current (versus end-of-day) determinations of fund value. NextShares trade execution prices will fluctuate based on changes in NAV. Although limit orders may be used to control trading costs, they cannot be used to control or limit trade execution prices. As a new type of fund, NextShares have a limited operating history and may initially be available through a limited number of brokers. There can be no guarantee that an active trading market for NextShares will develop or be maintained, or that their listing will continue unchanged. Buying and selling NextShares may require payment of brokerage commissions and expose transacting shareholders to other trading costs. Frequent trading may detract from realized investment returns. The return on a shareholder’s NextShares investment will be reduced if the shareholder sells shares at a greater discount or narrower premium to NAV than he or she acquired the shares.

[4]

The Fund pursues its investment objective by investing in a separate investment fund (the Portfolio). The returns at NAV for periods before the date the Fund commenced operations are for a mutual fund that invests in the Portfolio (the Portfolio Investor). The performance during such period does not represent the performance of the Fund. The prior investment performance of the Portfolio Investor (rather than the Portfolio itself) is shown because it reflects the expenses typically borne by a retail fund investing in the Portfolio. The Portfolio Investor returns are not adjusted to reflect differences between the total net operating expenses of the Fund and the Portfolio Investor during the periods shown. If such an adjustment were made, the performance presented would be higher, because the Fund’s total net operating expenses are lower than those of the Portfolio Investor. Performance is for a share class of the Portfolio Investor offered at net asset value. Performance presented in the Financial Highlights included in the financial statements is not linked.

Prior to December 7, 2015, the Portfolio Investor invested at least 80% of net assets in dividend-paying common and preferred stocks. Effective December 7, 2015, the Portfolio Investor changed its name and its principal investment strategies to invest in common stocks, preferred stocks and other hybrid securities and income instruments of U.S. and foreign issuers. As of such date, the Portfolio Investor was no longer required to invest at least 80% of its net assets in dividend-paying common and preferred stocks.

[5]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/22. Without the reimbursement, performance would have been lower. The expense ratio for the current reporting period can be found in the Financial Highlights section of this report.

[6]

Fund primarily invests in an affiliated investment company (Portfolio) with substantially the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[7]	Excludes cash and cash equivalents.

[8]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

5

Eaton Vance

Global Income Builder NextShares

October 31, 2021

Endnotes and Additional Disclosures — continued

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization- weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks.

6

Eaton Vance

Global Income Builder NextShares

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions on purchases and sales of Fund shares. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period* (5/1/21 – 10/31/21)		Annualized Expense Ratio

Actual
	$1,000.00	$1,060.50	$4.41	**	0.85%

Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,020.92	$4.33	**	0.85%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

7

Eaton Vance

Global Income Builder NextShares

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Investment in Global Income Builder Portfolio, at value (identified cost, $0)	$1,283,917

Receivable from affiliates	9,675

Total assets	$1,293,592

Liabilities

Payable to affiliates:

Administration fee	$496

Operations agreement fee	165

Trustees’ fees	42

Accrued expenses	63,579

Total liabilities	$64,282

Net Assets	$1,229,310

Sources of Net Assets

Paid-in capital	$4,753,541

Accumulated loss	(3,524,231)

Total	$1,229,310

Net Asset Value Per Share

($1,229,310 ÷ 100,000 shares issued and outstanding)	$12.29

8	See Notes to Financial Statements.

Eaton Vance

Global Income Builder NextShares

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest allocated from Portfolio (net of foreign taxes, $208)	$137,021

Dividends allocated from Portfolio (net of foreign taxes, $10,398)	114,411

Expenses allocated from Portfolio	(43,968)

Total investment income from Portfolio	$207,464

Expenses

Administration fee	$10,031

Operations agreement fee	3,344

Trustees’ fees and expenses	500

Custodian fee	18,049

Transfer and dividend disbursing agent fees	13,770

Legal and accounting services	23,161

Printing and postage	8,214

Listing fee	7,900

Intraday pricing fee	12,000

Miscellaneous	3,505

Total expenses	$100,474

Deduct —

Allocation of expenses to affiliates	$87,440

Total expense reductions	$87,440

Net expenses	$13,034

Net investment income	$194,430

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions — affiliated Portfolio	$226,126

Net realized gain (loss) allocated from affiliated Portfolio —

Investment transactions (net of foreign capital gains taxes of $76)	290,339 (1)

Financial futures contracts	7,260

Foreign currency transactions	(2,614)

Forward foreign currency exchange contracts	99

Net realized gain	$521,210

Change in unrealized appreciation (depreciation) —

Investments — affiliated Portfolio	$(226,126)

Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —

Investments	1,074,393

Financial futures contracts	(4,032)

Foreign currency	1,424

Forward foreign currency exchange contracts	294

Net change in unrealized appreciation (depreciation)	$845,953

Net realized and unrealized gain	$1,367,163

Net increase in net assets from operations	$1,561,593

(1)	Includes $65,181 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Global Income Builder NextShares

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$194,430	$238,867

Net realized gain (loss)	521,210 (1)	(48,415)

Net change in unrealized appreciation (depreciation)	845,953	(76,412)

Net increase in net assets from operations	$1,561,593	$114,040

Distributions to shareholders	$(247,140)	$(212,708)

Transactions in Fund shares —

Cost of shares redeemed	$(5,959,180)	$(215,826)

Transaction fees	659	971

Net decrease in net assets from Fund share transactions	$(5,958,521)	$(214,855)

Other capital —

Portfolio transaction fee contributed to Portfolio	$(1,634)	$(1,994)

Portfolio transaction fee allocated from Portfolio	3,446	4,665

Net increase in net assets from other capital	$1,812	$2,671

Net decrease in net assets	$(4,642,256)	$(310,852)

Net Assets

At beginning of year	$5,871,566	$6,182,418

At end of year	$1,229,310	$5,871,566

Changes in shares outstanding

Shares outstanding, beginning of year	600,000	625,000

Shares redeemed	(500,000)	(25,000)

Shares outstanding, end of year	100,000	600,000

(1)	Includes $65,181 of net realized gains from redemptions in-kind.

10	See Notes to Financial Statements.

Eaton Vance

Global Income Builder NextShares

October 31, 2021

Financial Highlights

	Year Ended October 31,
	2021	2020	2019	2018		2017(1)

Net asset value — Beginning of year	$9.790	$9.890	$9.990	$11.200		$10.140

Income (Loss) From Operations

Net investment income(2)	$0.338	$0.390	$0.469	$0.358		$0.502

Net realized and unrealized gain (loss)	2.571	(0.147)	0.535	(0.435)		1.073

Total income (loss) from operations	$2.909	$0.243	$1.004	$(0.077)		$1.575

Less Distributions

From net investment income	$(0.412)	$(0.347)	$(0.369)	$(1.083)		$(0.519)

From net realized gain	—	—	(0.608)	(0.051)		—

Tax return of capital	—	—	(0.130)	—		—

Total distributions	$(0.412)	$(0.347)	$(1.107)	$(1.134)		$(0.519)

Portfolio transaction fee, net(2)	$0.003	$0.004	$0.003	$0.001		$0.004

Net asset value — End of year	$12.290	$9.790	$9.890	$9.990		$11.200

Total Return on Net Asset Value(3)(4)	30.18%	2.57%	11.48%	(1.10)%		15.89%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,229	$5,872	$6,182	$6,243		$6,720

Ratios (as a percentage of average daily net assets):(5)

Expenses(4)	0.85%	0.85%	0.88%	0.91	%(6)	0.91	%(6)

Net investment income	2.91%	4.02%	4.91%	3.32%		4.71%

Portfolio Turnover of the Portfolio	60%	118%	86%	102%		143%

(1)	Per share data reflect a 2-for-1 share split effective March 9, 2018.

(2)	Computed using average shares outstanding.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of a market-determined premium or discount. Investment returns assume that all distributions have been reinvested at net asset value.

(4)

The administrator and sub-adviser reimbursed certain operating expenses (equal to 1.31%, 2.08%, 1.70%, 1.57% and 0.57% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Includes interest expense, including allocated from the Portfolio of 0.01% and 0.01% for the years ended October 31, 2018 and October 31, 2017, respectively.

11	See Notes to Financial Statements.

Eaton Vance

Global Income Builder NextShares

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Income Builder NextShares (the Fund) is a diversified series of Eaton Vance NextShares Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund is an exchange-traded managed fund operating pursuant to an order issued by the SEC granting an exemption from certain provisions of the 1940 Act. Individual shares of the Fund may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer that offers NextShares, and may not be directly purchased or redeemed from the Fund. Market trading prices for the Fund are directly linked to the Fund’s next-computed net asset value per share (NAV) and will vary from NAV by a market-determined premium or discount, which may be zero. The Fund invests all of its investable assets in interests in Global Income Builder Portfolio (the Portfolio), a Massachusetts business trust having substantially the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (0.4% at October 31, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are paid in cash and cannot be automatically reinvested in additional shares of the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

12

Eaton Vance

Global Income Builder NextShares

October 31, 2021

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$247,140	$212,708

During the year ended October 31, 2021, accumulated loss was increased by $2,765,287 and paid-in capital was increased by $2,765,287 due to the Fund’s use of equalization accounting, the Fund’s investment in the Portfolio and redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$1,530

Undistributed long-term capital gains	24,972

Net unrealized depreciation	(3,550,733)

Accumulated loss	$(3,524,231)

3  Investment Adviser, Administration Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory and administrative agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. The Fund’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Fund’s investment advisory and administrative agreement and related fee reduction agreement with EVM in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.550%

$500 million but less than $1 billion	0.525%

$1 billion but less than $2.5 billion	0.500%

$2.5 billion and over	0.475%

For the year ended October 31, 2021, the Fund incurred no investment adviser fee on such assets.

Pursuant to an investment sub-advisory agreement, EVM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, EVM entered into a new sub-advisory agreement with EVAIL, which took effect on March 1, 2021. EVM pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM for administering the business affairs of the Fund. Pursuant to the New Agreement (and the Fund’s investment advisory and administrative agreement in effect prior to March 1, 2021), the administration fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2021, the administration fee amounted to $10,031.

The Trust, on behalf of the Fund, has entered into an operations agreement with EVM pursuant to which EVM provides the Fund with services required for it to operate as a NextShares exchange-traded managed fund in accordance with the exemptive order obtained by EVM and the Trust. Pursuant to the agreement, the Fund pays EVM a monthly fee at an annual rate of 0.05% of the Fund’s average daily net assets provided the average net assets of NextShares funds sponsored by EVM (“Covered Assets”) are less than $10 billion. The annual rate is reduced if Covered Assets are $10 billion and above. For the year ended October 31, 2021, the operations agreement fee amounted to $3,344 or 0.05% of the Fund’s average daily net assets.

13

Eaton Vance

Global Income Builder NextShares

October 31, 2021

Notes to Financial Statements — continued

EVM and EVAIL have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 0.85% of the Fund’s average daily net assets through February 28, 2022. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM and EVAIL were allocated $87,440 in total of the Fund’s operating expenses for the year ended October 31, 2021.

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Investment Transactions

For the year ended October 31, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $188,852 and $6,383,155, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1L of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

5  Capital Share Transactions

The Trust may issue an unlimited number of shares of capital stock (no par value per share) in one or more series (such as the Fund). The Fund issues and redeems shares only in blocks of 25,000 shares or multiples thereof (“Creation Units”). The Fund issues and redeems Creation Units in return for the securities, other instruments and/or cash (the “Basket”) that the Fund specifies each business day. Creation Units may be purchased or redeemed only by or through Authorized Participants, which are broker-dealers or institutional investors that have entered into agreements with the Fund’s distributor for this purpose. The Fund imposes a transaction fee on Creation Units issued and redeemed to offset the estimated cost to the Fund of processing the transaction, which is paid by the Authorized Participants directly to a third-party administrator. In addition, Authorized Participants pay the Fund a variable charge for converting the Basket to or from the desired portfolio composition. Such variable charges are reflected as Transaction fees on the Statements of Changes in Net Assets.

At October 31, 2021, EVM owned approximately 81% of the outstanding shares of the Fund.

14

Eaton Vance

Global Income Builder NextShares

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance NextShares Trust and Shareholders of Eaton Vance Global Income Builder NextShares:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Income Builder NextShares (the “Fund”) (one of the funds constituting Eaton Vance NextShares Trust), as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

15

Eaton Vance

Global Income Builder NextShares

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals, the dividends received deduction for corporations, 163(j) interest dividends and capital gains dividends.

Qualified Business Income.  For the fiscal year ended October 31, 2021, the Fund designates $1,309, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Qualified Dividend Income.  For the fiscal year ended October 31, 2021, the Fund designates approximately $122,643, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2021 ordinary income dividends, 13.32% qualifies for the corporate dividends received deduction.

163(j) Interest Dividends. For the fiscal year ended October 31, 2021, the Fund designates 43.08% of distributions from net investment income as a 163(j) interest dividend.

Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $64,769 or, if subsequently determined to be different, the net capital gain of such year.

16

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments

Common Stocks — 61.1%
Security	Shares	Value

Aerospace & Defense — 0.4%

Safran S.A.	9,060	$1,219,383

		$1,219,383

Air Freight & Logistics — 0.3%

GXO Logistics, Inc.(1)	11,861	$1,053,257

		$1,053,257

Automobiles — 0.4%

Stellantis NV	67,807	$1,353,729

		$1,353,729

Banks — 3.9%

Bank of New York Mellon Corp. (The)	55,322	$3,275,063

Citigroup, Inc.	31,658	2,189,467

HDFC Bank, Ltd.	57,776	1,227,822

ING Groep NV	136,623	2,072,421

M&T Bank Corp.	3,026	445,185

Mitsubishi UFJ Financial Group, Inc.(2)	268,285	1,471,139

Svenska Handelsbanken AB, Class A	117,230	1,343,730

Wells Fargo & Co.	7	358

		$12,025,185

Beverages — 1.9%

Coca-Cola Co. (The)	52,606	$2,965,400

Diageo PLC	55,570	2,764,701

		$5,730,101

Biotechnology — 0.6%

CSL, Ltd.	8,140	$1,852,178

		$1,852,178

Building Products — 1.0%

Assa Abloy AB, Class B	52,807	$1,549,497

Kingspan Group PLC	12,199	1,404,410

		$2,953,907

Chemicals — 0.5%

Sika AG	4,143	$1,403,564

		$1,403,564

Security	Shares	Value

Construction Materials — 0.6%

CRH PLC	37,741	$1,806,051

		$1,806,051

Consumer Finance — 0.0%(3)

Capital One Financial Corp.	4	$604

		$604

Diversified Financial Services — 1.5%

Berkshire Hathaway, Inc., Class B(1)	10,704	$3,072,155

Industrivarden AB, Class A	1,803	59,478

ORIX Corp.	71,345	1,418,074

		$4,549,707

Electric Utilities — 1.0%

Iberdrola S.A.	132,847	$1,570,142

NextEra Energy, Inc.	18,310	1,562,393

		$3,132,535

Electrical Equipment — 1.6%

AMETEK, Inc.	19,923	$2,637,805

Schneider Electric SE	13,399	2,310,230

		$4,948,035

Electronic Equipment, Instruments & Components — 2.5%

CDW Corp.	10,639	$1,985,769

Halma PLC	31,661	1,283,958

Keyence Corp.	2,633	1,589,317

Murata Manufacturing Co., Ltd.	12,079	896,003

TE Connectivity, Ltd.	13,020	1,900,920

Zebra Technologies Corp., Class A(1)	8	4,272

		$7,660,239

Entertainment — 1.3%

Nintendo Co., Ltd.	1,662	$734,034

Walt Disney Co. (The)(1)	18,911	3,197,283

		$3,931,317

Equity Real Estate Investment Trusts (REITs) — 0.5%

American Tower Corp.	3,987	$1,124,214

Equity Residential	5,370	463,968

		$1,588,182

17	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Food Products — 1.9%

Mondelez International, Inc., Class A	40,179	$2,440,472

Nestle S.A.	26,676	3,518,756

		$5,959,228

Health Care Equipment & Supplies — 3.0%

Alcon, Inc.	23,498	$1,948,419

Boston Scientific Corp.(1)	64,967	2,802,027

Intuitive Surgical, Inc.(1)	6,540	2,361,790

Straumann Holding AG	971	2,021,328

		$9,133,564

Health Care Providers & Services — 0.6%

Anthem, Inc.	4,192	$1,824,065

		$1,824,065

Hotels, Restaurants & Leisure — 0.8%

Compass Group PLC(1)	65,010	$1,379,554

InterContinental Hotels Group PLC(1)	13,920	975,056

		$2,354,610

Industrial Conglomerates — 0.3%

DCC PLC	10,942	$913,004

		$913,004

Insurance — 1.0%

Allstate Corp. (The)	9,355	$1,156,933

Aviva PLC	71,847	387,680

AXA S.A.	51,955	1,511,526

		$3,056,139

Interactive Media & Services — 4.4%

Alphabet, Inc., Class C(1)	3,250	$9,637,582

Meta Platforms, Inc., Class A(1)	10,056	3,253,820

Tencent Holdings, Ltd.	8,157	496,189

		$13,387,591

Internet & Direct Marketing Retail — 2.0%

Amazon.com, Inc.(1)	1,861	$6,276,092

		$6,276,092

IT Services — 1.9%

Amadeus IT Group S.A.(1)	23,996	$1,605,281

Fidelity National Information Services, Inc.	10,166	1,125,783

Security	Shares	Value

IT Services (continued)

Global Payments, Inc.	6,453	$922,715

Visa, Inc., Class A	10,446	2,212,149

		$5,865,928

Leisure Products — 0.6%

Yamaha Corp.	31,555	$1,993,584

		$1,993,584

Life Sciences Tools & Services — 0.6%

Lonza Group AG	2,291	$1,882,745

		$1,882,745

Machinery — 2.1%

Graco, Inc.	12,271	$922,534

Ingersoll Rand, Inc.(1)	24,552	1,319,916

Sandvik AB	57,663	1,462,259

SMC Corp.	2,204	1,315,270

Stanley Black & Decker, Inc.	8,085	1,453,117

		$6,473,096

Metals & Mining — 0.5%

Rio Tinto, Ltd.	21,801	$1,493,646

		$1,493,646

Mortgage Real Estate Investment Trusts (REITs) — 0.2%

AGNC Investment Corp.	45,811	$729,311

		$729,311

Multi-Utilities — 0.2%

CMS Energy Corp.	10,882	$656,729

		$656,729

Oil, Gas & Consumable Fuels — 2.0%

Chevron Corp.	14,063	$1,610,073

EOG Resources, Inc.	30,347	2,805,884

Phillips 66	15,200	1,136,656

Pioneer Natural Resources Co.	2,523	471,750

		$6,024,363

Pharmaceuticals — 5.6%

AstraZeneca PLC	20,980	$2,624,626

Eli Lilly & Co.	12,153	3,096,098

Novo Nordisk A/S, Class B	28,525	3,127,905

18	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Pharmaceuticals (continued)

Roche Holding AG PC	7,359	$2,850,832

Sanofi	26,868	2,698,732

Zoetis, Inc.	12,775	2,761,955

		$17,160,148

Professional Services — 2.6%

Recruit Holdings Co., Ltd.	36,171	$2,406,059

RELX PLC	96,447	2,990,569

Verisk Analytics, Inc.	11,594	2,437,870

		$7,834,498

Semiconductors & Semiconductor Equipment — 3.5%

ASML Holding NV	5,128	$4,168,549

Infineon Technologies AG	51,652	2,418,932

Micron Technology, Inc.	26,684	1,843,864

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	19,867	2,258,878

		$10,690,223

Software — 4.5%

Adobe, Inc.(1)	2,509	$1,631,753

Dassault Systemes SE	31,575	1,843,897

Intuit, Inc.	3,022	1,891,742

Microsoft Corp.	25,735	8,534,241

		$13,901,633

Specialty Retail — 1.4%

Lowe’s Cos., Inc.	10,022	$2,343,344

TJX Cos., Inc. (The)	31,461	2,060,381

		$4,403,725

Technology Hardware, Storage & Peripherals — 1.4%

Apple, Inc.	28,477	$4,265,855

		$4,265,855

Textiles, Apparel & Luxury Goods — 1.9%

adidas AG	9,160	$2,998,079

LVMH Moet Hennessy Louis Vuitton SE	3,511	2,753,051

		$5,751,130

Total Common Stocks (identified cost $116,252,388)		$187,238,881

Convertible Bonds — 0.0%(3)
Security		Principal Amount (000’s omitted)	Value

Air Transportation — 0.0%(3)

Air Transport Services Group, Inc., 1.125%, 10/15/24		$63	$66,937

Total Convertible Bonds (identified cost $58,601)			$66,937

Corporate Bonds — 33.9%
Security		Principal Amount* (000’s omitted)	Value

Aerospace & Defense — 0.7%

Moog, Inc., 4.25%, 12/15/27(4)		170	$175,216

Rolls-Royce PLC:

5.75%, 10/15/27(4)		492	545,038

5.75%, 10/15/27(5)	GBP	161	245,440

TransDigm UK Holdings PLC, 6.875%, 5/15/26		200	210,894

TransDigm, Inc.:

4.625%, 1/15/29		185	184,075

5.50%, 11/15/27		106	108,650

6.25%, 3/15/26(4)		419	437,855

7.50%, 3/15/27		327	343,350

			$2,250,518

Airlines — 0.5%

Air Canada:

3.875%, 8/15/26(4)		101	$102,389

4.625%, 8/15/29(4)	CAD	93	75,146

Air France-KLM, 3.875%, 7/1/26(5)	EUR	400	453,644

American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:

5.50%, 4/20/26(4)		314	329,779

5.75%, 4/20/29(4)		314	338,335

United Airlines, Inc., 4.625%, 4/15/29(4)		193	199,220

			$1,498,513

Auto Components — 0.5%

Clarios Global, L.P./Clarios US Finance Co.:

4.375%, 5/15/26(5)	EUR	181	$214,492

8.50%, 5/15/27(4)		192	204,196

Goodyear Tire & Rubber Co. (The):

5.00%, 7/15/29(4)		336	354,900

5.25%, 7/15/31(4)		270	287,690

TI Automotive Finance PLC, 3.75%, 4/15/29(5)	EUR	200	232,026

Wheel Pros, Inc., 6.50%, 5/15/29(4)		213	207,768

			$1,501,072

19	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Automobiles — 0.9%

Ford Motor Co.:

4.75%, 1/15/43		197	$215,445

8.50%, 4/21/23		202	221,746

9.625%, 4/22/30		208	299,911

Ford Motor Credit Co., LLC:

3.087%, 1/9/23		231	235,262

3.37%, 11/17/23		200	205,500

3.815%, 11/2/27		327	339,701

4.00%, 11/13/30		268	280,060

4.125%, 8/17/27		555	589,687

5.125%, 6/16/25		200	217,250

General Motors Financial Co., Inc., Series C, 5.70% to 9/30/30(6)(7)		85	98,281

Jaguar Land Rover Automotive PLC, 6.875%, 11/15/26(5)	EUR	100	129,090

			$2,831,933

Banks — 1.5%

Banco Mercantil del Norte S.A./Grand Cayman, 7.625% to 1/10/28(4)(6)(7)		200	$219,802

Citigroup, Inc., Series M, 6.30% to 5/15/24(6)(7)		200	213,460

Comerica, Inc., 5.625% to 7/1/25(6)(7)		125	138,650

Credit Suisse Group AG, 7.50% to 7/17/23(4)(6)(7)		208	221,624

Deutsche Bank AG, 7.125% to 4/30/26(5)(6)(7)	GBP	100	148,488

Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(4)(6)(7)		220	242,000

HSBC Holdings PLC, 4.60% to 12/17/30(6)(7)		200	199,226

Huntington Bancshares, Inc., Series F, 5.625% to 7/15/30(6)(7)		125	145,469

JPMorgan Chase & Co.:

Series HH, 4.60% to 2/1/25(6)(7)		298	305,187

Series KK, 3.65% to 6/1/26(6)(7)		251	250,372

Series S, 6.75% to 2/1/24(6)(7)		215	235,138

Series X, 6.10% to 10/1/24(6)(7)		165	177,478

Lloyds Banking Group PLC, 7.50% to 9/27/25(6)(7)		200	229,625

Natwest Group PLC, 4.60% to 6/28/31(6)(7)		200	197,500

Societe Generale S.A., 5.375% to 11/18/30(4)(6)(7)		200	213,000

Standard Chartered PLC, 4.75% to 1/14/31(4)(6)(7)		229	225,136

SVB Financial Group., Series C, 4.00% to 5/15/26(6)(7)		58	58,218

Truist Financial Corp., Series Q, 5.10% to 3/1/30(6)(7)		77	86,340

Vivion Investments S.a.r.l., 3.00%, 8/8/24(5)	EUR	800	893,042

Zions Bancorp NA, 5.80% to 6/15/23(6)(7)		268	276,252

			$4,676,007

Security		Principal Amount* (000’s omitted)	Value

Biotechnology — 0.5%

Emergent BioSolutions, Inc., 3.875%, 8/15/28(4)		254	$244,157

Grifols Escrow Issuer S.A.:

3.875%, 10/15/28(5)	EUR	925	1,072,695

4.75%, 10/15/28(4)		231	234,754

			$1,551,606

Building Products — 1.1%

Boise Cascade Co., 4.875%, 7/1/30(4)		116	$121,945

Builders FirstSource, Inc.:

4.25%, 2/1/32(4)		204	205,913

5.00%, 3/1/30(4)		90	95,176

Empire Communities Corp., 7.00%, 12/15/25(4)		259	268,389

HT Troplast GmbH, 9.25%, 7/15/25(5)	EUR	360	449,557

Masonite International Corp., 5.375%, 2/1/28(4)		105	110,381

PCF GmbH, 4.75%, 4/15/26(5)	EUR	175	206,235

PGT Innovations, Inc., 4.375%, 10/1/29(4)		176	174,680

Standard Industries, Inc.:

2.25%, 11/21/26(5)	EUR	100	112,225

4.375%, 7/15/30(4)		192	192,240

5.00%, 2/15/27(4)		78	80,145

Taylor Morrison Communities, Inc.:

5.75%, 1/15/28(4)		196	216,043

5.875%, 6/15/27(4)		146	163,529

Victoria PLC, 3.625%, 8/24/26(5)	EUR	806	942,314

			$3,338,772

Capital Markets — 0.2%

AerCap Holdings NV, 5.875% to 10/10/24, 10/10/79(6)		150	$156,711

Charles Schwab Corp. (The), Series I, 4.00% to 6/1/26(6)(7)		259	266,874

UBS Group AG, 4.375% to 2/10/31(4)(6)(7)		200	199,150

			$622,735

Casino & Gaming — 0.2%

Cinemark USA, Inc.:

5.875%, 3/15/26(4)		67	$67,251

8.75%, 5/1/25(4)		48	51,420

Peninsula Pacific Entertainment, LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(4)		370	395,347

Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(4)		215	219,984

			$734,002

20	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Chemicals — 0.5%

Herens Holdco S.a.r.l., 4.75%, 5/15/28(4)		201	$199,653

Herens Midco S.a.r.l., 5.25%, 5/15/29(5)	EUR	271	293,088

INEOS Quattro Finance 2 PLC, 2.50%, 1/15/26(5)	EUR	232	268,075

NOVA Chemicals Corp., 4.25%, 5/15/29(4)		203	200,615

Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26(4)		310	317,169

Valvoline, Inc.:

3.625%, 6/15/31(4)		128	124,960

4.25%, 2/15/30(4)		140	142,294

			$1,545,854

Commercial Services & Supplies — 1.5%

Adtalem Global Education, Inc., 5.50%, 3/1/28(4)		293	$296,296

APi Escrow Corp., 4.75%, 10/15/29(4)		87	88,631

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.:

5.375%, 3/1/29(4)		127	133,826

5.75%, 7/15/27(4)		89	93,116

5.75%, 7/15/27(4)		110	115,328

Clean Harbors, Inc.:

4.875%, 7/15/27(4)		101	105,293

5.125%, 7/15/29(4)		61	66,109

EC Finance PLC, 3.00%, 10/15/26(5)	EUR	274	320,597

Gartner, Inc.:

3.625%, 6/15/29(4)		57	57,356

3.75%, 10/1/30(4)		107	108,605

4.50%, 7/1/28(4)		151	157,410

GFL Environmental, Inc.:

3.50%, 9/1/28(4)		240	239,100

3.75%, 8/1/25(4)		130	133,926

4.75%, 6/15/29(4)		343	346,430

HealthEquity, Inc., 4.50%, 10/1/29(4)		158	159,975

Korn Ferry, 4.625%, 12/15/27(4)		233	240,572

Madison IAQ, LLC, 4.125%, 6/30/28(4)		128	127,497

MoneyGram International, Inc., 5.375%, 8/1/26(4)		149	149,559

NESCO Holdings II, Inc., 5.50%, 4/15/29(4)		206	208,833

Paprec Holding S.A., 3.50%, 7/1/28(5)	EUR	352	407,665

Team Health Holdings, Inc., 6.375%, 2/1/25(4)		235	208,365

Terminix Co., LLC (The), 7.45%, 8/15/27		550	661,375

Tervita Corp., 11.00%, 12/1/25(4)		123	141,610

			$4,567,474

Construction & Engineering — 0.1%

TopBuild Corp., 4.125%, 2/15/32(4)		158	$159,580

			$159,580

Security		Principal Amount* (000’s omitted)	Value

Construction Materials — 0.2%

SRM Escrow Issuer, LLC, 6.00%, 11/1/28(4)		644	$670,565

			$670,565

Consumer Finance — 0.3%

CPUK Finance, Ltd., 4.875%, 2/28/47(5)	GBP	278	$381,877

PRA Group, Inc.:

5.00%, 10/1/29(4)		115	113,786

7.375%, 9/1/25(4)		261	278,617

			$774,280

Containers & Packaging — 0.3%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:

2.125%, 8/15/26(5)	EUR	410	$468,332

4.125%, 8/15/26(4)		253	258,384

Kleopatra Finco S.a.r.l., 4.25%, 3/1/26(5)	EUR	243	270,204

			$996,920

Cosmetics / Personal Care — 0.1%

Edgewell Personal Care Co., 5.50%, 6/1/28(4)		180	$188,533

			$188,533

Distributors — 0.4%

BCPE Empire Holdings, Inc., 7.625%, 5/1/27(4)		475	$471,031

Parts Europe S.A., 3.454%, (3 mo. EURIBOR + 4.00%), 7/20/27(5)(8)	EUR	350	405,432

Performance Food Group, Inc.:

4.25%, 8/1/29(4)		315	315,394

5.50%, 10/15/27(4)		169	176,394

			$1,368,251

Diversified Consumer Services — 0.3%

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(5)		750	$777,188

			$777,188

Diversified Financial Services — 1.5%

Alliance Data Systems Corp., 4.75%, 12/15/24(4)		194	$198,703

Allied Universal Holdco, LLC, 6.625%, 7/15/26(4)		497	522,784

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 9.75%, 7/15/27(4)		203	218,479

Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28(4)		316	313,842

Ally Financial, Inc., Series B, 4.70% to 5/15/26(6)(7)		237	246,332

Alpha Holding S.A. de CV, 9.00%, 2/10/25(4)(13)		200	28,424

21	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Diversified Financial Services (continued)

American AgCredit Corp., Series QIB, 5.25% to 6/15/26(4)(6)(7)		250	$255,625

Coinbase Global, Inc.:

3.375%, 10/1/28(4)		181	174,891

3.625%, 10/1/31(4)		151	144,016

Encore Capital Group, Inc.:

4.25%, (3 mo. EURIBOR + 4.25%), 1/15/28(5)(8)	EUR	479	558,721

5.375%, 2/15/26(5)	GBP	180	254,838

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.:

6.25%, 5/15/26		146	153,118

6.375%, 12/15/25		120	122,550

Jefferson Capital Holdings, LLC, 6.00%, 8/15/26(4)		343	347,769

Louvre Bidco S.A.S., 6.50%, 9/30/24(5)	EUR	310	370,052

Sherwood Financing PLC, 6.00%, 11/15/26(5)(9)	GBP	420	574,791

			$4,484,935

Diversified Telecommunication Services — 0.1%

Level 3 Financing, Inc.:

4.25%, 7/1/28(4)		324	$320,749

5.25%, 3/15/26		90	92,875

			$413,624

Electric Utilities — 1.1%

Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(4)		353	$365,535

FirstEnergy Corp., Series B, 4.40%, 7/15/27		257	278,967

Imola Merger Corp., 4.75%, 5/15/29(4)		306	314,782

Leeward Renewable Energy Operations, LLC, 4.25%, 7/1/29(4)		113	113,709

NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, 5/1/79(6)		155	180,148

NextEra Energy Operating Partners, L.P.:

4.25%, 9/15/24(4)		9	9,506

4.50%, 9/15/27(4)		142	152,089

NRG Energy, Inc.:

3.375%, 2/15/29(4)		106	103,482

3.625%, 2/15/31(4)		177	172,486

3.875%, 2/15/32(4)		195	191,344

5.25%, 6/15/29(4)		122	130,082

Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(4)		199	206,214

Southern California Edison Co., Series E, 6.25% to 2/1/22(6)(7)		101	101,657

Southern Co. (The):

Series 21-A, 3.75% to 6/15/26, 9/15/51(6)		120	122,016

Security		Principal Amount* (000’s omitted)	Value

Electric Utilities (continued)

Southern Co. (The): (continued)

Series B, 4.00% to 10/15/25, 1/15/51(6)		56	$58,531

Series B, 5.50% to 3/15/22, 3/15/57(6)		192	194,334

TerraForm Power Operating, LLC:

4.25%, 1/31/23(4)		95	97,019

5.00%, 1/31/28(4)		237	252,704

Vistra Operations Co., LLC:

4.375%, 5/1/29(4)		235	232,944

5.00%, 7/31/27(4)		232	238,090

			$3,515,639

Electronic Equipment, Instruments & Components — 0.1%

WESCO Distribution, Inc., 7.25%, 6/15/28(4)		153	$168,937

			$168,937

Entertainment — 1.1%

AMC Entertainment Holdings, Inc.:

10.50%, 4/15/25(4)		94	$101,050

12.00%, (10.00% cash or 12.00% PIK), 6/15/26(4)(10)		209	208,277

Caesars Entertainment, Inc.:

6.25%, 7/1/25(4)		417	439,143

8.125%, 7/1/27(4)		56	62,793

Cinemark USA, Inc., 5.25%, 7/15/28(4)		206	201,236

Gamma Bidco SpA, 6.25%, 7/15/25(5)	EUR	200	239,038

LHMC Finco 2 S.a.r.l., 7.25%, (7.25% cash or 8.00% PIK), 10/2/25(5)(10)	EUR	686	802,216

Netflix, Inc.:

3.00%, 6/15/25(5)	EUR	370	465,600

4.875%, 6/15/30(4)		300	352,881

5.875%, 11/15/28		300	365,544

Powdr Corp., 6.00%, 8/1/25(4)		227	237,839

			$3,475,617

Equity Real Estate Investment Trusts (REITs) — 0.2%

Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC, 4.50%, 4/1/27(4)		260	$253,825

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc.:

4.50%, 9/1/26		100	108,600

5.625%, 5/1/24		200	217,220

			$579,645

22	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Food Products — 1.0%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 5.875%, 2/15/28(4)		181	$192,539

Casino Guichard Perrachon S.A., 5.25%, 4/15/27(5)	EUR	125	137,523

Chobani, LLC/Chobani Finance Corp., Inc., 4.625%, 11/15/28(4)		70	71,662

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30(4)		386	423,152

Kraft Heinz Foods Co.:

3.875%, 5/15/27		166	180,086

4.25%, 3/1/31		371	419,265

4.375%, 6/1/46		242	282,907

4.625%, 10/1/39		56	65,298

4.875%, 10/1/49		82	101,680

5.50%, 6/1/50		166	222,675

Land O’ Lakes, Inc., 8.00%(4)(7)		330	358,090

Nomad Foods Bondco PLC, 2.50%, 6/24/28(5)	EUR	371	426,916

Pilgrim’s Pride Corp., 3.50%, 3/1/32(4)		288	289,080

			$3,170,873

Gas Utilities — 0.1%

NiSource, Inc., 5.65% to 6/15/23(6)(7)		280	$296,800

			$296,800

Health Care Equipment & Supplies — 1.0%

Centene Corp.:

2.50%, 3/1/31		311	$303,620

3.00%, 10/15/30		377	383,669

3.375%, 2/15/30		308	316,487

4.625%, 12/15/29		319	344,520

Compass Minerals International, Inc., 6.75%, 12/1/27(4)		182	192,920

ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(4)		101	102,861

Molina Healthcare, Inc., 3.875%, 11/15/30(4)		245	252,982

Mozart Debt Merger Sub, Inc., 5.25%, 10/1/29(4)		492	499,995

US Acute Care Solutions, LLC, 6.375%, 3/1/26(4)		331	343,826

Varex Imaging Corp., 7.875%, 10/15/27(4)		243	270,690

			$3,011,570

Health Care Providers & Services — 0.6%

Encompass Health Corp.:

4.50%, 2/1/28		8	$8,155

4.625%, 4/1/31		127	129,402

4.75%, 2/1/30		191	196,022

HCA, Inc.:

5.375%, 9/1/26		270	307,827

5.625%, 9/1/28		245	287,441

Security		Principal Amount* (000’s omitted)	Value

Health Care Providers & Services (continued)

Legacy LifePoint Health, LLC, 4.375%, 2/15/27(4)		131	$129,854

ModivCare, Inc., 5.875%, 11/15/25(4)		182	191,327

Molina Healthcare, Inc., 4.375%, 6/15/28(4)		103	106,734

Tenet Healthcare Corp.:

4.625%, 9/1/24(4)		49	50,103

4.875%, 1/1/26(4)		290	297,612

5.125%, 11/1/27(4)		138	144,382

			$1,848,859

Home Builders — 0.1%

WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(4)		201	$208,035

			$208,035

Hotels, Restaurants & Leisure — 0.9%

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.:

3.875%, 1/15/28(4)		286	$285,666

4.375%, 1/15/28(4)		182	183,183

5.75%, 4/15/25(4)		66	68,640

Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(4)		583	601,032

Lithia Motors, Inc.:

4.375%, 1/15/31(4)		131	139,673

4.625%, 12/15/27(4)		91	96,323

MGM Resorts International, 4.75%, 10/15/28		264	274,747

NH Hotel Group S.A., 4.00%, 7/2/26(5)	EUR	136	157,874

Viking Cruises, Ltd., 5.875%, 9/15/27(4)		974	942,895

			$2,750,033

Household Products — 0.0%(3)

Tempur Sealy International, Inc., 3.875%, 10/15/31(4)		84	$83,345

			$83,345

Independent Power and Renewable Electricity Producers — 0.2%

Calpine Corp.:

5.125%, 3/15/28(4)		273	$271,976

5.25%, 6/1/26(4)		101	104,050

NRG Energy, Inc., 5.75%, 1/15/28		210	222,863

			$598,889

Industrial Conglomerates — 0.2%

Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(4)		165	$172,961

Dycom Industries, Inc., 4.50%, 4/15/29(4)		156	158,535

23	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Industrial Conglomerates (continued)

Gatwick Airport Finance PLC, 4.375%, 4/7/26(5)	GBP	145	$201,164

			$532,660

Insurance — 0.5%

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(4)		386	$399,028

Galaxy Finco, Ltd., 9.25%, 7/31/27(5)	GBP	525	752,096

Liberty Mutual Group, Inc., 4.125%, 12/15/51(4)		115	118,023

QBE Insurance Group, Ltd., 5.875% to 5/12/25(4)(6)(7)		222	243,090

			$1,512,237

Internet — 0.0%(3)

United Group B.V., 4.00%, 11/15/27(5)	EUR	125	$141,703

			$141,703

Internet & Direct Marketing Retail — 0.1%

Cars.com, Inc., 6.375%, 11/1/28(4)		185	$193,852

			$193,852

Leisure Products — 0.9%

Carnival Corp.:

5.75%, 3/1/27(4)		207	$210,881

6.00%, 5/1/29(4)(9)		216	216,270

7.625%, 3/1/26(4)		87	91,771

7.625%, 3/1/26(5)	EUR	390	486,028

Carnival PLC, 1.00%, 10/28/29	EUR	350	317,285

Dometic Group AB, 2.00%, 9/29/28(5)	EUR	389	441,834

Life Time, Inc.:

5.75%, 1/15/26(4)		199	204,546

8.00%, 4/15/26(4)		208	218,743

NCL Corp., Ltd.:

3.625%, 12/15/24(4)		111	104,618

5.875%, 3/15/26(4)		106	106,397

NCL Finance, Ltd., 6.125%, 3/15/28(4)		55	55,550

Royal Caribbean Cruises, Ltd.:

3.70%, 3/15/28		111	105,311

4.25%, 6/15/23		29	39,261

Sabre GLBL, Inc., 9.25%, 4/15/25(4)		86	99,502

Viking Cruises, Ltd., 7.00%, 2/15/29(4)		104	104,690

Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29(4)		66	65,588

			$2,868,275

Security		Principal Amount* (000’s omitted)	Value

Life Sciences Tools & Services — 0.1%

Chemours Co. (The), 4.625%, 11/15/29(4)		148	$142,635

WR Grace Holdings, LLC, 4.875%, 6/15/27(4)		245	249,165

			$391,800

Machinery — 0.3%

Frigoglass Finance B.V., 6.875%, 2/12/25(5)	EUR	475	$470,167

IMA Industria Macchine Automatiche SpA, 3.75%, 1/15/28(5)	EUR	381	438,360

			$908,527

Media — 2.3%

Altice France S.A., 8.125%, 2/1/27(4)		458	$492,922

Beasley Mezzanine Holdings, LLC, 8.625%, 2/1/26(4)		308	310,292

CCO Holdings, LLC/CCO Holdings Capital Corp.:

4.25%, 2/1/31(4)		286	285,108

4.50%, 8/15/30(4)		290	295,548

4.75%, 3/1/30(4)		322	332,867

5.375%, 6/1/29(4)		110	118,332

Clear Channel Outdoor Holdings, Inc.:

7.50%, 6/1/29(4)		91	93,219

7.75%, 4/15/28(4)		240	248,868

CSC Holdings, LLC:

3.375%, 2/15/31(4)		200	182,400

5.75%, 1/15/30(4)		416	410,987

7.50%, 4/1/28(4)		200	213,000

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(4)		369	209,225

Entercom Media Corp., 6.75%, 3/31/29(4)		261	259,112

LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(4)		205	206,814

Mav Acquisition Corp., 8.00%, 8/1/29(4)		201	195,822

National CineMedia, LLC:

5.75%, 8/15/26		189	152,027

5.875%, 4/15/28(4)		245	226,482

Outfront Media Capital, LLC/Outfront Media Capital Corp., 6.25%, 6/15/25(4)		137	143,507

Sirius XM Radio, Inc.:

3.125%, 9/1/26(4)		125	125,312

3.875%, 9/1/31(4)		126	121,197

5.00%, 8/1/27(4)		218	227,810

Summer (BC) Holdco A S.a.r.l., 9.25%, 10/31/27(5)	EUR	264	331,181

Summer (BC) Holdco B S.a.r.l., 5.75%, 10/31/26(5)	EUR	400	483,613

Terrier Media Buyer, Inc., 8.875%, 12/15/27(4)		178	188,516

Townsquare Media, Inc., 6.875%, 2/1/26(4)		141	147,521

24	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Media (continued)

Univision Communications, Inc., 4.50%, 5/1/29(4)		186	$188,409

UPCB Finance VII, Ltd., 3.625%, 6/15/29(5)	EUR	116	136,786

Urban One, Inc., 7.375%, 2/1/28(4)		148	155,554

Virgin Media Finance PLC, 3.75%, 7/15/30(5)	EUR	250	287,602

Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(5)	GBP	100	137,591

			$6,907,624

Metals & Mining — 1.6%

Allegheny Ludlum, LLC, 6.95%, 12/15/25		598	$654,062

Arconic Corp., 6.125%, 2/15/28(4)		101	106,555

Bombardier, Inc.:

7.50%, 12/1/24(4)		53	55,253

7.875%, 4/15/27(4)		90	93,683

BWX Technologies, Inc.:

4.125%, 6/30/28(4)		159	161,193

4.125%, 4/15/29(4)		118	119,897

Centennial Resource Production, LLC, 5.375%, 1/15/26(4)		237	236,639

Cleveland-Cliffs, Inc.:

6.75%, 3/15/26(4)		360	383,850

9.875%, 10/17/25(4)		52	59,605

Eldorado Gold Corp., 6.25%, 9/1/29(4)		176	178,913

Freeport-McMoRan, Inc., 5.45%, 3/15/43		297	373,997

Hudbay Minerals, Inc.:

4.50%, 4/1/26(4)		174	173,783

6.125%, 4/1/29(4)		151	159,116

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(4)		1,024	1,086,234

Joseph T. Ryerson & Son, Inc., 8.50%, 8/1/28(4)		127	141,446

New Gold, Inc.:

6.375%, 5/15/25(4)		38	39,168

7.50%, 7/15/27(4)		491	530,894

Novelis Corp., 3.25%, 11/15/26(4)		89	88,889

Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(4)		153	156,060

TMS International Corp., 6.25%, 4/15/29(4)		101	104,409

			$4,903,646

Multi-Utilities — 0.1%

Centerpoint Energy, Inc., Series A, 6.125% to 9/1/23(6)(7)		345	$364,725

			$364,725

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas — 0.0%(3)

TechnipFMC PLC, 6.50%, 2/1/26(4)	14	$14,934

		$14,934

Oil, Gas & Consumable Fuels — 2.6%

Aethon United BR, L.P./Aethon United Finance Corp., 8.25%, 2/15/26(4)	350	$376,411

Archrock Partners, L.P./Archrock Partners Finance Corp., 6.25%, 4/1/28(4)	135	139,894

Callon Petroleum Co., 8.00%, 8/1/28(4)	172	173,574

Colgate Energy Partners III, LLC:

5.875%, 7/1/29(4)	227	232,675

7.75%, 2/15/26(4)	190	203,062

Continental Resources, Inc.:

4.375%, 1/15/28	144	157,320

4.90%, 6/1/44	8	9,089

5.75%, 1/15/31(4)	233	279,309

CrownRock, L.P./CrownRock Finance, Inc.:

5.00%, 5/1/29(4)	221	227,906

5.625%, 10/15/25(4)	259	265,151

CVR Energy, Inc., 5.75%, 2/15/28(4)	439	432,964

DCP Midstream, L.P., Series A, 7.375% to 12/15/22(6)(7)	160	160,800

EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(6)(7)	193	154,734

EQT Corp.:

5.00%, 1/15/29	53	58,946

6.625%, 2/1/25	69	77,711

7.50%, 2/1/30	102	130,708

Great Western Petroleum, LLC/Great Western Finance Corp., 12.00%, 9/1/25(4)	248	252,256

Laredo Petroleum, Inc.:

9.50%, 1/15/25	74	76,196

10.125%, 1/15/28	112	119,840

Nabors Industries, Ltd.:

7.25%, 1/15/26(4)	110	106,886

7.50%, 1/15/28(4)	118	112,301

9.00%, 2/1/25(4)	95	98,480

Occidental Petroleum Corp.:

3.40%, 4/15/26	76	77,641

3.45%, 7/15/24	42	43,098

3.50%, 8/15/29	101	102,641

4.20%, 3/15/48	156	152,257

4.40%, 8/15/49	125	125,129

4.625%, 6/15/45	84	87,051

6.125%, 1/1/31	193	231,359

6.20%, 3/15/40	81	98,253

25	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)

Occidental Petroleum Corp.: (continued)

6.375%, 9/1/28	93	$109,124

6.45%, 9/15/36	93	118,477

6.625%, 9/1/30	254	311,125

Odebrecht Oil & Gas Finance, Ltd., 0.0%(4)(7)	862	11,850

Ovintiv, Inc.:

6.50%, 2/1/38	34	46,159

6.625%, 8/15/37	18	24,487

8.125%, 9/15/30	40	54,918

PBF Holding Co., LLC/PBF Finance Corp., 9.25%, 5/15/25(4)	205	199,298

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(6)(7)	747	677,902

Precision Drilling Corp.:

6.875%, 1/15/29(4)	152	157,210

7.125%, 1/15/26(4)	99	101,948

Shelf Drilling Holdings, Ltd.:

8.25%, 2/15/25(4)	245	189,569

8.875%, 11/15/24(4)	71	73,592

Sunoco, L.P./Sunoco Finance Corp., 4.50%, 4/30/30(4)	226	228,276

Tap Rock Resources, LLC, 7.00%, 10/1/26(4)	250	257,730

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp.:

4.00%, 1/15/32(4)	169	174,614

4.875%, 2/1/31	37	39,941

5.50%, 3/1/30	36	39,610

5.875%, 4/15/26	155	162,025

Transocean Pontus, Ltd., 6.125%, 8/1/25(4)	80	80,714

Transocean Poseidon, Ltd., 6.875%, 2/1/27(4)	181	180,821

		$8,003,032

Packaging & Containers — 0.1%

LABL, Inc.:

5.875%, 11/1/28(4)	66	$66,516

8.25%, 11/1/29(4)	132	129,967

		$196,483

Pharmaceuticals — 1.0%

180 Medical, Inc., 3.875%, 10/15/29(4)	103	$103,709

AdaptHealth, LLC:

4.625%, 8/1/29(4)	65	64,350

5.125%, 3/1/30(4)	71	71,444

6.125%, 8/1/28(4)	310	328,600

Bausch Health Americas, Inc.:

8.50%, 1/31/27(4)	448	476,000

9.25%, 4/1/26(4)	105	111,694

Security	Principal Amount* (000’s omitted)	Value

Pharmaceuticals (continued)

Bausch Health Cos., Inc.:

5.25%, 1/30/30(4)	71	$64,213

5.25%, 2/15/31(4)	71	63,945

5.50%, 11/1/25(4)	129	131,234

7.25%, 5/30/29(4)	98	99,499

9.00%, 12/15/25(4)	245	257,328

Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(4)	218	215,051

Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(4)	392	421,384

HLF Financing S.a.r.l., LLC/Herbalife International, Inc., 4.875%, 6/1/29(4)	276	278,341

Jazz Securities DAC, 4.375%, 1/15/29(4)	224	230,440

Option Care Health, Inc., 4.375%, 10/31/29(4)	97	98,070

Owens & Minor, Inc., 4.50%, 3/31/29(4)	180	180,900

		$3,196,202

Pipelines — 1.0%

Antero Midstream Partners, L.P./Antero Midstream Finance Corp.:

5.75%, 3/1/27(4)	102	$105,443

7.875%, 5/15/26(4)	109	119,355

Cheniere Energy Partners, L.P.:

4.00%, 3/1/31(4)	519	540,417

4.50%, 10/1/29	199	212,717

Cheniere Energy, Inc., 4.625%, 10/15/28	183	192,141

DT Midstream, Inc., 4.125%, 6/15/29(4)	172	173,445

Energy Transfer, L.P., Series B, 6.625% to 2/15/28(6)(7)	147	142,958

EQM Midstream Partners, L.P.:

4.50%, 1/15/29(4)	137	141,111

6.00%, 7/1/25(4)	116	126,005

6.50%, 7/1/27(4)	116	129,202

Genesis Energy, L.P./Genesis Energy Finance Corp., 8.00%, 1/15/27	123	123,771

New Fortress Energy, Inc., 6.50%, 9/30/26(4)	382	371,846

Venture Global Calcasieu Pass, LLC:

3.875%, 8/15/29(4)	146	148,737

4.125%, 8/15/31(4)	130	134,706

Western Midstream Operating, L.P.:

4.50%, 3/1/28	27	29,261

4.75%, 8/15/28	24	26,435

5.30%, 2/1/30	207	227,182

		$2,944,732

26	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Real Estate Investment Trusts (REITs) — 0.9%

ADLER Group S.A.:

2.75%, 11/13/26(5)	EUR	200	$207,801

3.25%, 8/5/25(5)	EUR	100	107,335

Aedas Homes Opco SLU, 4.00%, 8/15/26(5)	EUR	287	338,399

HAT Holdings I, LLC/HAT Holdings II, LLC:

3.75%, 9/15/30(4)		151	150,257

6.00%, 4/15/25(4)		127	132,423

Heimstaden Bostad AB, 3.00% to 10/29/27(5)(6)(7)	EUR	415	459,298

Service Properties Trust:

3.95%, 1/15/28		310	288,688

4.95%, 10/1/29		23	22,166

5.50%, 12/15/27		49	51,284

7.50%, 9/15/25		167	184,887

Signa Development Finance SCS, 5.50%, 7/23/26(5)	EUR	300	304,750

VICI Properties, L.P./VICI Note Co., Inc.:

3.75%, 2/15/27(4)		27	27,776

4.125%, 8/15/30(4)		198	208,148

4.25%, 12/1/26(4)		300	311,124

4.625%, 12/1/29(4)		66	70,496

			$2,864,832

Semiconductors & Semiconductor Equipment — 0.1%

ON Semiconductor Corp., 3.875%, 9/1/28(4)		258	$261,225

			$261,225

Software — 0.2%

Black Knight InfoServ, LLC, 3.625%, 9/1/28(4)		216	$215,190

Playtika Holding Corp., 4.25%, 3/15/29(4)		222	222,899

SS&C Technologies, Inc., 5.50%, 9/30/27(4)		95	100,106

			$538,195

Specialty Retail — 1.9%

Arko Corp., 5.125%, 11/15/29(4)		172	$168,104

Carrols Restaurant Group, Inc., 5.875%, 7/1/29(4)		95	87,083

Dave & Buster’s, Inc., 7.625%, 11/1/25(4)		387	416,068

Dufry One B.V., 3.375%, 4/15/28(5)	EUR	379	431,552

eG Global Finance PLC, 6.25%, 10/30/25(5)	EUR	450	528,562

Entegris, Inc., 4.375%, 4/15/28(4)		33	34,238

Gap, Inc. (The):

3.625%, 10/1/29(4)		110	107,938

3.875%, 10/1/31(4)		65	63,781

Group 1 Automotive, Inc., 4.00%, 8/15/28(4)		203	203,294

IRB Holding Corp., 7.00%, 6/15/25(4)		77	81,428

Ken Garff Automotive, LLC, 4.875%, 9/15/28(4)		155	157,131

Security		Principal Amount* (000’s omitted)	Value

Specialty Retail (continued)

L Brands, Inc.:

6.625%, 10/1/30(4)		144	$161,290

6.75%, 7/1/36		80	96,150

6.875%, 11/1/35		205	249,325

6.95%, 3/1/33		151	170,914

7.60%, 7/15/37		45	53,494

9.375%, 7/1/25(4)		31	38,479

LCM Investments Holdings II, LLC, 4.875%, 5/1/29(4)		257	264,214

Lithia Motors, Inc., 3.875%, 6/1/29(4)		86	89,226

Midco GB SASU, 7.75% (PIK), 11/1/27(5)(9)(10)	EUR	344	403,907

PetSmart, Inc./PetSmart Finance Corp.:

4.75%, 2/15/28(4)		264	271,590

7.75%, 2/15/29(4)		250	270,492

Punch Finance PLC, 6.125%, 6/30/26(5)	GBP	340	467,381

Sonic Automotive, Inc.:

4.625%, 11/15/29(4)		172	172,714

4.875%, 11/15/31(4)		143	143,179

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.00%, 6/1/31(4)		135	138,544

Superior Plus, L.P./Superior General Partner, Inc., 4.50%, 3/15/29(4)		207	211,958

Victoria’s Secret & Co., 4.625%, 7/15/29(4)		193	194,090

White Cap Parent, LLC, 8.25%, (8.25% cash or 9.00% PIK), 3/15/26(4)(10)		108	109,351

Yum! Brands, Inc., 3.625%, 3/15/31		182	180,107

			$5,965,584

Technology Hardware, Storage & Peripherals — 0.3%

Almaviva-The Italian Innovation Co. SpA, 4.875%, 10/30/26(5)(9)	EUR	200	$230,795

Booz Allen Hamilton, Inc.:

3.875%, 9/1/28(4)		223	226,479

4.00%, 7/1/29(4)		97	98,334

Science Applications International Corp., 4.875%, 4/1/28(4)		260	268,125

Seagate HDD Cayman, 3.125%, 7/15/29(4)		139	133,509

			$957,242

Telecommunications — 1.1%

Altice France Holding S.A., 10.50%, 5/15/27(4)		200	$217,000

Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(4)		421	437,314

LogMeIn, Inc., 5.50%, 9/1/27(4)		211	211,452

Sprint Capital Corp., 6.875%, 11/15/28		250	316,422

Sprint Corp., 7.875%, 9/15/23		375	416,250

27	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

T-Mobile USA, Inc.:

2.25%, 2/15/26		132	$132,825

2.625%, 2/15/29		165	163,762

2.875%, 2/15/31		99	98,505

4.75%, 2/1/28		170	179,562

Telecom Italia Capital S.A., 6.00%, 9/30/34		215	239,492

Telecom Italia Finance S.A., 7.75%, 1/24/33	EUR	26	42,687

Telecom Italia SpA, 2.75%, 4/15/25(5)	EUR	140	168,512

Vmed O2 UK Financing I PLC, 3.25%, 1/31/31(5)	EUR	100	116,092

Vodafone Group PLC:

2.625% to 5/27/26, 8/27/80(5)(6)	EUR	220	260,599

4.875% to 7/3/25, 10/3/78(5)(6)	GBP	215	311,547

			$3,312,021

Transportation — 0.2%

Cargo Aircraft Management, Inc., 4.75%, 2/1/28(4)		247	$251,940

Seaspan Corp., 5.50%, 8/1/29(4)		213	215,377

			$467,317

Wireless Telecommunication Services — 0.6%

Altice France S.A., 5.50%, 10/15/29(4)		200	$196,294

Iliad Holding SAS:

5.125%, 10/15/26(5)	EUR	191	227,268

6.50%, 10/15/26(4)		258	266,171

Lorca Telecom Bondco S.A.U., 4.00%, 9/18/27(5)	EUR	650	757,674

Sprint Corp., 7.625%, 3/1/26		157	188,424

Viavi Solutions, Inc., 3.75%, 10/1/29(4)		118	117,298

			$1,753,129

Total Corporate Bonds (identified cost $101,875,482)			$103,860,581

Exchange-Traded Funds — 0.1%
Security		Shares	Value

Equity Funds — 0.1%

Global X U.S. Preferred ETF		7,235	$187,893

iShares Preferred & Income Securities ETF		4,902	192,992

Total Exchange-Traded Funds (identified cost $366,793)			$380,885

Preferred Stocks — 1.4%
Security	Shares	Value

Banks — 0.3%

Farm Credit Bank of Texas, 6.75% to 9/15/23(4)(6)	1,115	$120,977

First Republic Bank, Series M, 4.00%	4,600	112,148

JPMorgan Chase & Co., Series LL, 4.625%	2,350	61,429

Signature Bank, Series A, 5.00%	5,000	129,500

Wells Fargo & Co.:

Series DD, 4.25%	2,380	59,405

Series L, 7.50% (Convertible)	103	156,557

Series Z, 4.75%	4,762	123,336

		$763,352

Capital Markets — 0.1%

Affiliated Managers Group, Inc., 4.75%	2,250	$58,298

KKR Group Finance Co. IX, LLC, 4.625%	7,000	183,925

Stifel Financial Corp., Series D, 4.50%	4,600	117,300

		$359,523

Electric Utilities — 0.1%

Brookfield BRP Holdings Canada, Inc., 4.625%	7,000	$174,860

SCE Trust III, Series H, 5.75% to 3/15/24(6)	5,331	137,380

SCE Trust IV, Series J, 5.375% to 9/15/25(6)	1,911	47,889

SCE Trust V, Series K, 5.45% to 3/15/26(6)	3,551	91,900

		$452,029

Equity Real Estate Investment Trusts (REITs) — 0.0%(3)

SITE Centers Corp., Series A, 6.375%(1)	4,730	$124,304

		$124,304

Food Products — 0.1%

Dairy Farmers of America, Inc., 7.875%(4)	2,550	$256,275

Ocean Spray Cranberries, Inc., Series A, 6.25%(4)	540	50,490

		$306,765

Health Care Equipment & Supplies — 0.1%

Becton Dickinson and Co., Series B, 6.00%	3,268	$171,897

		$171,897

Independent Power and Renewable Electricity Producers — 0.0%(3)

Algonquin Power & Utilities Corp., Series 19-A, 6.20% to 7/1/24(6)	2,867	$80,455

		$80,455

28	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Insurance — 0.2%

American Equity Investment Life Holding Co., Series B, 6.625% to 9/1/25(6)	7,517	$215,212

Arch Capital Group, Ltd., Series G, 4.55%	7,000	181,650

Athene Holding, Ltd., Series C, 6.375% to 6/30/25(6)	4,920	142,089

		$538,951

Oil, Gas & Consumable Fuels — 0.1%

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(6)	15,478	$350,577

		$350,577

Pipelines — 0.1%

Energy Transfer Operating, L.P.:

Series C, 7.375% to 5/15/23(6)	3,000	$75,720

Series E, 7.60% to 5/15/24(6)	4,970	126,834

		$202,554

Real Estate Management & Development — 0.1%

Brookfield Property Partners, L.P.:

Series A, 5.75%	6,545	$159,763

Series A2, 6.375%	8,191	212,475

		$372,238

Trading Companies & Distributors — 0.1%

WESCO International, Inc., Series A, 10.625%	12,788	$401,543

		$401,543

Wireless Telecommunication Services — 0.1%

United States Cellular Corp., 5.50%	11,460	$304,951

		$304,951

Total Preferred Stocks (identified cost $4,294,195)		$4,429,139

Senior Floating-Rate Loans — 1.9%(11)
Borrower/Description	Principal Amount (000’s omitted)	Value

Air Transport — 0.2%

Air Canada, Term Loan, 4.25%, (6 mo. USD LIBOR + 3.50%, Floor 0.75%), 8/11/28	$204	$206,380

Mileage Plus Holdings, LLC, Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), 6/21/27	426	454,363

		$660,743

Borrower/Description	Principal Amount (000’s omitted)	Value

Automotive — 0.1%

Truck Hero, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 1/31/28	$235	$234,130

Wheel Pros, LLC, Term Loan, 5.25%, (1 mo. USD LIBOR + 4.50%, Floor 0.75%), 5/11/28	198	197,492

		$431,622

Building and Development — 0.1%

SRS Distribution, Inc., Term Loan, 4.25%, (6 mo. USD LIBOR + 3.75%, Floor 0.50%), 6/2/28	$208	$208,712

		$208,712

Business Equipment and Services — 0.2%

AlixPartners, LLP, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 2/4/28	$210	$209,595

Spin Holdco, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 3/4/28	138	138,451

Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 2/28/25(12)	208	216,109

		$564,155

Cable and Satellite Television — 0.1%

DIRECTV Financing, LLC, Term Loan, 5.75%, (3 mo. USD LIBOR + 5.00%, Floor 0.75%), 7/22/27	$132	$132,248

		$132,248

Drugs — 0.2%

Jazz Financing Lux S.a.r.l., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 4/21/28	$569	$569,997

		$569,997

Electronics / Electrical — 0.3%

LogMeIn, Inc., Term Loan, 4.834%, (1 mo. USD LIBOR + 4.75%), 8/31/27	$445	$445,098

RealPage, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/24/28	223	222,744

Riverbed Technology, Inc.:

Term Loan, 7.00%, (1 mo. USD LIBOR + 6.00%, Floor 1.00%), 12/31/25	169	154,911

Term Loan - Second Lien, 12.00%, (3 mo. USD LIBOR + 11.00%, Floor 1.00%), 7.50% cash, 4.50% PIK, 12/31/26	286	91,799

		$914,552

29	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description	Principal Amount (000’s omitted)	Value

Financial Intermediaries — 0.1%

Spectacle Gary Holdings, LLC:

Term Loan, 11.00%, (3 mo. USD LIBOR + 9.00%, Floor 2.00%), 12/23/25	$162	$176,808

Term Loan, 11.00%, (3 mo. USD LIBOR + 9.00%, Floor 2.00%), 12/23/25	12	12,812

		$189,620

Food Products — 0.0%(3)

Post Holdings, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/21/24	$87	$87,908

		$87,908

Food Service — 0.1%

IRB Holding Corp., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 12/15/27	$240	$240,510

		$240,510

Health Care — 0.1%

Verscend Holding Corp., Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 8/27/25	$249	$250,123

		$250,123

Insurance — 0.1%

Asurion, LLC:

Term Loan - Second Lien, 5.337%, (1 mo. USD LIBOR + 5.25%), 1/31/28	$240	$239,425

Term Loan - Second Lien, 5.337%, (1 mo. USD LIBOR + 5.25%), 1/20/29	174	173,492

		$412,917

Leisure Goods / Activities / Movies — 0.1%

Playtika Holding Corp., Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 3/13/28	$315	$314,708

		$314,708

Lodging and Casinos — 0.1%

Gateway Casinos & Entertainment Limited, Term Loan, 12/1/23(12)	$62	$62,314

Playa Resorts Holding B.V., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 4/29/24	306	299,341

		$361,655

Borrower/Description	Principal Amount (000’s omitted)	Value

Retailers (Except Food and Drug) — 0.1%

PetSmart, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/11/28	$386	$387,032

		$387,032

Total Senior Floating-Rate Loans (identified cost $5,932,958)		$5,726,502

Miscellaneous — 0.0%(3)
Security	Principal Amount	Value

Surface Transport — 0.0%(3)

Hertz Corp., Escrow Certificates(1)	$110,000	$3,575

Hertz Corp., Escrow Certificates(1)	58,000	4,060

Hertz Corp., Escrow Certificates(1)	167,000	5,010

		$12,645

Total Miscellaneous (identified cost $0)		$12,645

Short-Term Investments — 0.5%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(14)	1,432,849	$1,432,849

Total Short-Term Investments (identified cost $1,432,849)		$1,432,849

Total Investments — 98.9% (identified cost $230,213,266)		$303,148,419

Other Assets, Less Liabilities — 1.1%		$3,396,780

Net Assets — 100.0%		$306,545,199

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)	Non-income producing security.

(2)	Represents an investment in an issuer that may be deemed to be an affiliate effective March 1, 2021 (see Note7).

(3)	Amount is less than 0.05%.

(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2021, the aggregate value of these securities is $58,763,790 or 19.2% of the Portfolio’s net assets.

30	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

(5)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2021, the aggregate value of these securities is $22,308,872 or 7.3% of the Portfolio’s net assets.

(6)	Security converts to variable rate after the indicated fixed-rate coupon period.

(7)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2021.

(9)	When-issued security.

(10)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(11)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(12)	This Senior Loan will settle after October 31, 2021, at which time the interest rate will be determined.

(13)	Issuer is in default with respect to interest and/or principal payments.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value

United States	61.6%	$186,658,881

United Kingdom	7.1	21,519,655

France	5.3	15,910,697

Switzerland	4.6	14,046,418

Japan	3.9	11,823,480

Netherlands	2.4	7,421,178

Germany	2.2	6,536,427

Spain	1.9	5,736,819

Sweden	1.8	5,316,096

Australia	1.6	4,992,317

Luxembourg	1.5	4,580,853

Canada	1.4	4,360,249

Ireland	1.1	3,367,172

Denmark	1.0	3,127,905

Taiwan	0.7	2,258,878

Italy	0.5	1,358,884

India	0.4	1,227,822

United Arab Emirates	0.3	1,040,349

China	0.2	496,189

Peru	0.1	332,899

Mexico	0.1	248,226

Hong Kong	0.1	215,377

Turkey	0.1	178,913

Brazil	0.0 (1)	11,850

Exchange-Traded Funds	0.1	380,885

Total Investments	100.0%	$303,148,419

(1)	Amount is less than 0.05%.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	150,234	GBP	109,117	State Street Bank and Trust Company	11/30/21	$899	$—

USD	76,121	CAD	94,000	State Street Bank and Trust Company	1/31/22	160	—

						$1,059	$—

Abbreviations:

ADR	–	American Depositary Receipt

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PC	–	Participation Certificate

PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

31	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value (identified cost, $227,508,112)	$300,244,431

Affiliated investments, at value (identified cost, $2,705,154)	2,903,988

Cash	27,315

Foreign currency, at value (identified cost, $575,809)	573,547

Interest and dividends receivable	1,478,554

Dividends receivable from affiliated investments	27,529

Receivable for investments sold	1,792,650

Receivable for open forward foreign currency exchange contracts	1,059

Tax reclaims receivable	1,546,134

Total assets	$308,595,207

Liabilities

Payable for investments purchased	$302,891

Payable for when-issued securities	1,422,222

Payable to affiliates:

Investment adviser fee	142,716

Trustees’ fees	1,262

Accrued expenses	180,917

Total liabilities	$2,050,008

Net Assets applicable to investors’ interest in Portfolio	$306,545,199

32	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest (net of foreign taxes, $8,708)	$6,068,967

Dividends (net of foreign taxes, $430,915)	4,906,712

Dividends from affiliated investments (net of foreign taxes, $9,613)	55,746

Total investment income	$11,031,425

Expenses

Investment adviser fee	$1,657,937

Trustees’ fees and expenses	15,023

Custodian fee	159,880

Legal and accounting services	64,567

Miscellaneous	56,166

Total expenses	$1,953,573

Net investment income	$9,077,852

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $3,277)	$14,765,848 (1)

Investment transactions — affiliated investments	30

Financial futures contracts	314,187

Foreign currency transactions	(138,553)

Forward foreign currency exchange contracts	23,658

Net realized gain	$14,965,170

Change in unrealized appreciation (depreciation) —

Investments	$51,363,789

Investments — affiliated investments	60,042

Financial futures contracts	(176,165)

Foreign currency	71,721

Forward foreign currency exchange contracts	13,986

Net change in unrealized appreciation (depreciation)	$51,333,373

Net realized and unrealized gain	$66,298,543

Net increase in net assets from operations	$75,376,395

(1)	Includes $2,723,051 of net realized gains from redemptions in-kind.

33	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$9,077,852	$11,579,367

Net realized gain (loss)	14,965,170 (1)	(2,169,739)

Net change in unrealized appreciation (depreciation)	51,333,373	(4,171,298)

Net increase in net assets from operations	$75,376,395	$5,238,330

Capital transactions —

Contributions	$13,442,582	$9,268,119

Withdrawals	(45,523,591)	(53,647,355)

Portfolio transaction fee	154,785	216,038

Net decrease in net assets from capital transactions	$(31,926,224)	$(44,163,198)

Net increase (decrease) in net assets	$43,450,171	$(38,924,868)

Net Assets

At beginning of year	$263,095,028	$302,019,896

At end of year	$306,545,199	$263,095,028

(1)	Includes $2,723,051 of net realized gains from redemptions in-kind.

34	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2021	2020	2019	2018	2017

Ratios (as a percentage of average daily net assets):

Expenses	0.65%	0.66%	0.70%	0.75%	0.75%

Net investment income	3.01%	4.12%	4.72%	3.47%	4.56%

Portfolio Turnover	60%	118%	86%	102%	143%

Total Return	29.74%	2.64%	11.57%	(1.00)%	15.99%

Net assets, end of period (000’s omitted)	$306,545	$263,095	$302,020	$323,437	$364,476

35	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Global Income Builder Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2021, Eaton Vance Global Income Builder Fund and Eaton Vance Global Income Builder NextShares held an interest of 99.6% and 0.4%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

36

Global Income Builder Portfolio

October 31, 2021

Notes to Financial Statements — continued

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin

37

Global Income Builder Portfolio

October 31, 2021

Notes to Financial Statements — continued

earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.

L  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Portfolio’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement and related fee reduction agreement with BMR in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.550%

$500 million but less than $1 billion	0.525%

$1 billion but less than $2.5 billion	0.500%

$2.5 billion and over	0.475%

For the year ended October 31, 2021, the Portfolio’s investment adviser fee amounted to $1,657,937 or 0.55% of the Portfolio’s average daily net assets.

Pursuant to an investment sub-advisory agreement, BMR has delegated a portion of the investment management of the Portfolio to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, BMR entered into a new sub-advisory agreement with EVAIL, which took effect on March 1, 2021. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, and including maturities and principal repayments on Senior Loans, aggregated $174,993,789 and $191,341,831, respectively, for the year ended October 31, 2021. In-kind contributions and withdrawals for the year ended October 31, 2021 aggregated none and $5,695,643, respectively.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$232,932,097

Gross unrealized appreciation	$73,203,025

Gross unrealized depreciation	(2,982,054)

Net unrealized appreciation	$70,220,971

38

Global Income Builder Portfolio

October 31, 2021

Notes to Financial Statements — continued

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2021 is included in the Portfolio of Investments. At October 31, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Portfolio is subject to the following risks:

Equity Price Risk: The Portfolio enters into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.

Foreign Exchange Risk: Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2021, the Portfolio had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2021 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$1,059	(1)	—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

39

Global Income Builder Portfolio

October 31, 2021

Notes to Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Portfolio’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets as of October 31, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

State Street Bank and Trust Company	$1,059	$—	$—	$—	$1,059

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2021 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Futures contracts	$314,187	$(176,165)

Foreign Exchange	Forward foreign currency exchange contracts	23,658	13,986

Total		$337,845	$(162,179)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Forward foreign currency exchange contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Forward foreign currency exchange contracts, respectively.

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2021, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*

$3,807,000	$3,856,000	$427,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2021.

40

Global Income Builder Portfolio

October 31, 2021

Notes to Financial Statements — continued

7  Investments in Affiliated Issuers and Funds

The Portfolio invested in issuers that may be deemed to be affiliated with Morgan Stanley. At October 31, 2021, the value of the Portfolio’s investment in affiliated issuers and funds was $2,903,988, which represents 0.9% of the Portfolio’s net assets. Transactions in affiliated issuers and funds by the Portfolio for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/ Units, end of period

Common Stocks

Mitsubishi UFJ Financial Group, Inc.(1)	$—	$—	$—	$—	$60,042	$1,471,139	$53,154	268,285

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	1,027,196	78,153,291	(77,747,668)	30	—	1,432,849	2,592	1,432,849

Totals				$30	$60,042	$2,903,988	$55,746

(1)	May be deemed to be an affiliated issuer as of March 1, 2021 (see Note 2).

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$16,088,685	$1,230,223		$—	$17,318,908

Consumer Discretionary	10,679,817	11,453,053		—	22,132,870

Consumer Staples	5,405,872	6,283,457		—	11,689,329

Energy	6,024,363	—		—	6,024,363

Financials	10,869,076	9,491,870		—	20,360,946

Health Care	12,845,935	19,006,765		—	31,852,700

Industrials	9,824,499	15,570,681		—	25,395,180

Information Technology	28,577,941	13,805,937		—	42,383,878

Materials	—	4,703,261		—	4,703,261

Real Estate	1,588,182	—		—	1,588,182

Utilities	2,219,122	1,570,142		—	3,789,264

Total Common Stocks	$104,123,492	$83,115,389	*	$—	$187,238,881

41

Global Income Builder Portfolio

October 31, 2021

Notes to Financial Statements — continued

Asset Description	Level 1	Level 2	Level 3	Total

Convertible Bonds	$—	$66,937	$—	$66,937

Corporate Bonds	—	103,860,581	—	103,860,581

Exchange-Traded Funds	380,885	—	—	380,885

Preferred Stocks

Communication Services	304,951	—	—	304,951

Consumer Staples	—	306,765	—	306,765

Energy	553,131	—	—	553,131

Financials	1,356,924	304,902	—	1,661,826

Health Care	171,897	—	—	171,897

Industrials	401,543	—	—	401,543

Real Estate	496,542	—	—	496,542

Utilities	452,029	80,455	—	532,484

Total Preferred Stocks	$3,737,017	$692,122	$—	$4,429,139

Senior Floating-Rate Loans	$—	$5,726,502	$—	$5,726,502

Miscellaneous	—	12,645	—	12,645

Short-Term Investments	—	1,432,849	—	1,432,849

Total Investments	$108,241,394	$194,907,025	$—	$303,148,419

Forward Foreign Currency Exchange Contracts	$—	$1,059	$—	$1,059

Total	$108,241,394	$194,908,084	$—	$303,149,478

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

42

Eaton Vance

Global Income Builder Portfolio

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Income Builder Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Global Income Builder Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

43

Eaton Vance

Global Income Builder NextShares

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

44

Eaton Vance

Global Income Builder NextShares

October 31, 2021

Management and Organization

Fund Management. The Trustees of Eaton Vance NextShares Trust (the Trust) and Global Income Builder Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust and Portfolio, and his former position with EVC, which was an affiliate of the Trust and Portfolio prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

45

Eaton Vance

Global Income Builder NextShares

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Edward J. Perkin 1972	President	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

46

Eaton Vance

Global Income Builder NextShares

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

47

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

48

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

49

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits delivery of only one copy of fund shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Your broker may household the mailing of your documents indefinitely unless you instruct your broker otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact your broker. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by your broker.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

50

This Page Intentionally Left Blank

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Investment Adviser of Global Income Builder Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser of Eaton Vance Global Income Builder NextShares and Global Income Builder Portfolio

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Investment Adviser and Administrator of Eaton Vance Global Income Builder NextShares

Eaton Vance Management

Two International Place

Boston, MA 02110

Distributor*

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer and Dividend Disbursing Agent

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

23214    10.31.21

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman, William H. Park and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior

Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm). Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4.	Principal Accountant Fees and Services

Eaton Vance Global Income Builder NextShares (the “Fund”) is a series of Eaton Vance NextShares Trust (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 2 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

(a)-(d)

The following table presents the aggregate fees billed to the Fund for the Fund’s fiscal years ended October 31, 2020 and October 31, 2021 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Global Income Builder NextShares

Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$14,150	$14,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,192	$7,542
All Other Fees(3)	$0	$0

Total	$21,342	$21,692

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31 and December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal periods of each Series.

Fiscal Years Ended	12/31/19	10/31/20	12/31/20	10/31/21
Audit Fees	$12,150	$14,150	$12,150	$14,150
Audit-Related Fees(1)	$0	$0	$0	$0
Tax Fees(2)	$9,266	$7,192	$6,656	$7,542
All Other Fees(3)	$0	$0	$0	$0

Total	$21,416	$21,342	$18,806	$21,692

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Fund (the only series of the Trust) by D&T for the last two fiscal years of the Fund; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/19	10/31/20	12/31/20	10/31/21
Registrant(1)	$9,266	$7,192	$6,656	$7,542
Eaton Vance(2)	$59,903	$51,800	$150,300	$51,800

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Morgan Stanley act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance NextShares Trust

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date: December 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: December 23, 2021

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	December 23, 2021